UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 13, 2008

Hostopia.com Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-135533	65-1036866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 East Broward Blvd., Suite 1650 Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (954) 463-3080

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Conditions.

On May 13, 2008, Hostopia.com Inc. issued a press release announcing its fourth quarter results for the quarter ended March 31, 2008 and its 2008 fiscal year results. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

Exhibit

99.1      Press Release Dated May 13, 2008 Reporting Fourth Quarter & Fiscal 2008 Results

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hostopia.com Inc.
By:	/s/ Michael Mugan
Name: Michael Mugan Title: Chief Financial Officer

Date: May 13, 2008